UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 16, 2024

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas	77058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On July 16, 2024, and effective on July 25, 2024, Mr. James Rhame resigned as Chief Operating Officer (COO) of Vertex Energy, Inc. (the “Company”) to retire from working full-time and pursue other interests outside of the Company.

(c)       On July 16, 2024, and effective on July 25, 2024, the Board of Directors appointed Mr. Douglas S. Haugh, the Chief Commercial Officer of the Company, as Interim Chief Operating Officer of the Company to fill the vacancy left by Mr. Rhame’s resignation. Mr. Haugh’s age, business experience and his employment agreement, are each described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 29, 2024, under the headings “Information About Our Executive Officers” and “Executive Compensation” and is incorporated by reference herein. Mr. Haugh is not party to any material plan, contract or arrangement (whether or not written) with the Company, except for his employment agreement, and there are no arrangements or understandings between Mr. Haugh and any other person pursuant to which Mr. Haugh was selected to serve as an officer of the Company, nor is Mr. Haugh a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K. There are no family relationships between any director or executive officer of the Company, including Mr. Haugh.

Item 8.01 Other Events.

On July 17, 2024, the Company issued a press release disclosing Mr. Rhame’s resignation as COO.

A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1*	Press Release dated July 17, 2024
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX ENERGY, INC.

Date: July 17, 2024	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer